Exhibit 99.2

© 2024 Quanex | Q U A N E X . C O M © 2023 Quanex | Q U A N E X . C O M A P R I L 2 2 , 2 0 2 4 QUANEX TO ACQUIRE TYMAN

2 © 2024 Quanex | Q U A N E X . C O M TO DAY ’ S P R E S E N T E R S George Wilson Chairman of the Board, President and CEO Scott Zuelhke Senior Vice President, CFO and Treasurer

3 © 2024 Quanex | Q U A N E X . C O M D I S C L A I M E R NOT FOR RELEASE, PRESENTATION, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISIDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION. This presentation has been prepared by Quanex ("Quanex") solely in connection with its recommended acquisition of Tyman plc ("Tyman") (the "Acquisition"). These slides do not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate Quanex, Tyman or the business prospects of the Acquisition. The information set out in this presentation is not intended to form the basis of any contract. By attending (whether in person, by telephone or webcast) this presentation or by reading the presentation slides, you agree to the conditions set out below. This presentation (including any oral briefing and any question-and-answer in connection with it) is not intended to, and does not constitute, represent or form part of any offer invitation or solicitation of any offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction. No securities are being offered to the public by means of this presentation. You should conduct your own independent analysis of Quanex, Tyman and the Acquisition, including consulting your own independent advisers in order to make an independent determination of the suitability, merits and consequences of the Acquisition. You should not base any behaviour in relation to financial instruments related to Quanex’s or Tyman’s securities or any other securities and investments on information contained in this presentation until after such information is made publicly available by Quanex or Tyman or any of their advisers. Any dealing or encouraging others to deal on the basis of such information may amount to insider dealing under applicable legislation. This presentation is being made available only to persons who are permitted by law to receive it. None of Quanex, Tyman, their members or shareholders, subsidiaries, affiliates, associates, or their respective directors, officers, partners, employees, representatives and advisers (the “Relevant Parties”) makes any representation or warranty, express orimplied, as to the accuracy or completeness of the information contained in this presentation, or otherwise made available, nor as to the reasonableness of any assumption contained herein or therein, and any liability therefore (including in respect of direct, indirect, consequential loss or damage) is expressly disclaimed. Nothing contained herein or therein is, or shall be relied upon as, a promise or representation, whether as to the past or the future and no reliance, in whole or in part, should be placed on the fairness, accuracy, completeness or correctness of the information contained herein or therein. Further, nothing in this presentation should be construed as constituting legal, business, tax, actuarial, financial or other specialist advice. This presentation should be read in conjunction with the announcement made by Quanex and Tyman pursuant to Rule 2.7 of the UK Code on Takeovers and Mergers (the "City Code") (the "2.7 Announcement") and the scheme document to be published by Tyman (or, if the Acquisition is implemented by way of a takeover offer, the offer document) (the “Public Documents”) in connection with the Acquisition, which are available or(as appropriate) will be made available in due course at https://www.roadto2b.com. Any decision taken in relation to the Acquisition should only be taken by reference to the information set out in (or otherwise incorporated by reference into) the Public Documents. Quanex has engaged UBS as sole financial advisor in connection with the transaction referred to herein. UBS is acting exclusively for Quanex and no one else in connection with the possible offer and the contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein. Forward Looking Statements This presentation contains “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and/or Tyman and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements contained in this presentation include statements relating to the expected effects of the Acquisition on Tyman and/or Quanex, the expected timing and scope of the Acquisition, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses andfuture prospects and business and management strategies and the expansion and growth of the operations of Quanex or Tyman. Although Tyman and/or Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Tyman and/or Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Acquisition (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Acquisition is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the Acquisition is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Acquisition when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this presentation. These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this presentation may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this presentation. All subsequent oral or written forward-looking statements attributable to Quanex or Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Quanex or Tyman undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

4 © 2024 Quanex | Q U A N E X . C O M D I S C L A I M E R ( c o nt ’d ) Non-GAAP Terminology Definitions and Disclaimers EBITDA (defined as net income or loss before interest, taxes, depreciation and amortization and other, net) and Adjusted EBITDA (defined as EBITDA further adjusted to exclude purchase price accounting inventory step-ups, transaction costs, certain severance charges, gain/loss on the sale of certain fixed assets, restructuring charges, stock-based compensation and asset impairment charges) are non-GAAP financial measures that Quanex and/or Tyman uses to measure operational performance and assist with financial decision-making. Adjusted Operating Profit (defined as operating profit adjusted for restructuring costs, non-recurring costs, amortization of intangibles and other impairment costs) is a non-GAAP financial measure that Quanex and/or Tyman believes provides a measure of operational performance. Covenant EBITDA (defined as Adjusted Operating Profit further adjusted for depreciation, amortization, lease liability interest and Right-of-Use (RoU) asset depreciation) is a non-GAAP financial measure that Quanex and/or Tyman believes provides a measure of interest coverage. Net Debt is defined as total debt (outstanding balance on the revolving credit facility and term loan, plus financial lease obligations) less cash and cash equivalents. The leverage ratio of Net Debt to LTM Adjusted EBITDA is a financial measure that Quanex and/or Tyman believes is useful to investors and financial analysts in evaluating leverage. Quanex and/or Tyman believe that the presented non-GAAP measures provide a consistent basis for comparison between periods and will assist investors in understanding financial performance when comparing results to other investment opportunities. The presented non-GAAP measures may not be the same as those used by other companies. Quanex and/or Tyman do not intend for this information to be considered in isolation or as a substitute for other measures prepared in accordance with U.S. GAAP. Quanex and/or Tyman do not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of certain future events. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the period presented herein. Moreover, estimating such forward-looking U.S. GAAP financial measures with the required precision necessary to provide a meaningful reconciliation is extremely difficulty and could not be accomplished without unreasonable effort. Investors should not place undue reliance on these measures and should carefully review the risks and uncertainties described in the cautionary statement relating to “Forward-Looking Statements” contained herein. Please see the appendix at the end of this presentation for more information on all presented historical non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures. No Offer or Solicitation The information contained on this presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations. This presentation does not constitute a prospectus or a prospectus exempted document. Important Additional Information will be Filed with the SEC In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). Before making any voting decision, Quanex’s stockholders are urged to read the proxy statement, including the scheme document (or, if applicable, the offer document), and other relevant documents filed or to be filed with the sec in connection with the transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the transaction and the parties to the transaction. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://www.investors.quanex.com. Participants in the Solicitation Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC. The directors of Quanex accept responsibility for the information contained in this presentation which relates to Quanex. To the best of the knowledge and belief of Quanex’s directors (who haven taken all reasonable care to ensure that such is the case). the information contained in this presentation is in accordance with the facts and does nor omit anything likely to affect the import of such information.

A Part of Something Bigger℠

TRANSACTION OVERVIEW

OFFER	▪ Recommended cash and share offer valuing Tyman at approximately $1.1 billion[(1)] in enterprise value
CONSIDERATION	▪ Under the terms of the Acquisition, Tyman shareholders will receive 400.0 pence per each Tyman share they own, a 35.1% premium above Tyman's closing share price of 296.0 pence as of April 19, 2024. The 400.0 pence offer is comprised of 240.0 pence in cash and 0.05715 shares of Quanex common stock. A Capped All-Share Alternative ("CASA") of 0.14288 shares of Quanex stock per each Tyman share will be also made available for up to 25% of Tyman's shares outstanding ▪ Tyman shareholders are expected to hold between approximately 30% and 32% pro forma ownership at closing[(2)]
DIVIDEND	▪ 9.5 pence final dividend to Tyman shareholders, as declared by Tyman on March 7, 2024, for 2023A fiscal year end
FINANCING	▪ "Funds certain" debt financing for the cash portion of the consideration, as required under the UK Takeover Code – New $750 million Term Loan A, reduced by $250 million draw on upsized ($475 million) Revolving Credit Facility ("RCF") ▪ Approximately $486 million in shares of Quanex stock issued to existing Tyman shareholders[(2)] ▪ Anticipated pro forma net leverage of approximately 2.1x[(3)] with rapid deleveraging through strong cash flows

Source: Company and Tyman filings.
Notes:
(1) Tyman enterprise value is based on Tyman standalone net debt as of FY 2023A.
(2) Dependent on shareholder elections on a fully diluted basis. Assumes GBP:USD exchange rate of 1.2373 as of April 19, 2024.
(3) Net leverage based on expected net debt and Enlarged Group Adjusted EBITDA at October 31, 2024 after taking into account the full impact of run-rate cost synergies. Assumes GBP:USD exchange rate of 1.2373 as of April 19, 2024. Enlarged Group means the enlarged group following completion of the Acquisition, comprising Quanex and Tyman.

5 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

TRANSACTION OVERVIEW (cont'd)

FINANCIAL IMPACT

- The combined business would have pro forma revenue of approximately $2 billion[(1)] and pro forma Adjusted EBITDA of approximately $310 million[(1),(2),(3)] in FY 2023A (including identified cost synergies)
- Expected cost synergies of approximately $30 million per year with potential for additional revenue synergies
- Accretive to EBITDA margin[(1),(2),(3)]
- Materially EPS accretive in Year 1[(3)]

PATH TO CLOSE

- Transaction currently expected to close in the second half of calendar year 2024
- Shareholder approval required by both Quanex and Tyman shareholders
  - — Tyman shareholder approval (majority in number of those voting holding at least 75% of the voting shares must be in favor)
  - — Quanex stockholder approval (representing at least a majority of the shares of common stock entitled to vote thereon)
- Close subject to regulatory approval

Source: Company and Tyman filings, management projections.

Notes:

(1) Based on Quanex LTM October 31, 2023 and Tyman LTM December 31, 2023 financials. Assumes GBP:USD exchange rate of 1.2439 for 2023.

(2) Reconciliations of Quanex Adjusted EBITDA and Tyman Adjusted EBITDA are available in the appendix of this presentation. Please see page 9 of this presentation for the calculation of pro forma Adjusted EBITDA.

(3) Includes approximately $30M of run-rate cost synergies in PF FY 2024E.

6 © 2024 Quanex | QUANEX.COM

Quanex

7 © 2024 Quanex | Q U A N E X . C O M $140 $131 $120 2021A 2022A 2023A Differentiated product offering(2) $875 $885 $818 2021A 2022A 2023A FYE 12/31 in $M FYE 12/31 in $M Source: Tyman filings. Notes: Assumes GBP:USD exchange rate of 1.3758 for 2021, GBP:USD exchange rate of 1.2366 for 2022 and GBP:USD exchange rate of 1.2439 for 2023. (1) Revenue by product and geography split as of FY 2023A based on December 31, 2023 Tyman year end. Revenue by channel split based on September 2023 Introduction to Tyman presentation. (2) Represents a small selection of Tyman’s expansive product portfolio. (3) Reconciliations of Tyman Adjusted EBITDA and Adjusted EBITDA margin (Adjusted EBITDA / Revenue) are available in the appendix of this presentation. North America 66% International 19% UK & Ireland 15% Window and door hardware 72% Seals and extrusions 16% Commercial access solutions 12% World-class brands Manufacturers 65% Distributors 31% Other 4% Fasteners Handles T Y M A N AT A G L A N C E Actuators Brackets R E V E N U E A D J U S T E D E B I T D A (3) Leading provider of differentiated, highly-engineered products supported by value-added services Operators Seals Hinges Locks P R O D U C T (1) G E O G R A P H Y (1) C H A N N E L (1) Margin(3): ~16% ~15% ~15% ~3,600 Employees

A Part of Something Bigger℠

TRANSFORMATIONAL ACQUISITION WITH HIGHLY COMPELLING INDUSTRIAL LOGIC

1. **Creation of an approximately $2 billion[1] global engineered components supplier with leading positions**
2. **Highly complementary and strategic fit across products and geographies**
3. **Establishes significant global manufacturing footprint with differentiated capabilities**
4. **Significant synergy potential driving enhanced margin and cash flow profile**
5. **Fully aligned with BIGGER strategic roadmap for growth and value creation**
6. **Strong balance sheet and operating platform well-positioned for deleveraging and future growth**



Notes:
(1) Based on Quanex LTM October 31, 2023 and Tyman LTM December 31, 2023 financials. Assumes GBP:USD exchange rate of 1.2439 for 2023.

8 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

1 CREATION OF AN APPROXIMATELY $2 BILLION GLOBAL ENGINEERED COMPONENTS SUPPLIER WITH LEADING POSITIONS

Financials aligned to FY 2023A[(1)]	Quanex	+ TYMAN	= COMBINED	
REVENUE	$1,131M	~$818M	~$1,949M	**Significantly enhanced scale**
ADJUSTED EBITDA	$160M[(2)]	~$120M[(2)]	~$310M[(3)]	**Material, actionable cost synergies**
ADJUSTED EBITDA MARGIN	14%[(2)]	~15%[(2)]	~16%	**Meaningful margin expansion**

DELIVERS AN ENHANCED OFFERING OF DIFFERENTIATED ENGINEERED COMPONENTS FOR OEMS

Insulating Glass Spacers	**Window & Door Components** *(grills, cladding, thresholds, etc.)*	**Window & Patio Profiles and Screens**
Window & Door Seals and Extrusions	**Window & Door Hardware** *(locks, hinges, handles, decorative, etc.)*	**Commercial Access Solutions** *(riser doors, roof hatches, railings, etc.)*
Smartware & Automation *(electronic access, sensors, alarms, etc.)*	**Cabinet Components** *(doors, fronts, frames, etc.)*	**Other Components** *(vinyl fencing, custom mixing, flashing tape, etc.)*

Source: Company and Tyman filings.
Notes: Assumes GBP:USD exchange rate of 1.2439 for 2023.
(1) Based on historical FY 2023A financial figures using October 31, 2023 year end for Quanex and December 31, 2023 year end for Tyman.
(2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA margin (Adjusted EBITDA / Revenue) for both Quanex and Tyman are available in the appendix of this presentation.
(3) Includes FY 2023A Adjusted EBITDA for Quanex and Tyman and approximately $30M of run-rate cost synergies.

9 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

2 HIGHLY COMPLEMENTARY AND STRATEGIC FIT ACROSS PRODUCTS AND GEOGRAPHIES

Quanex + TYMAN = COMBINED

PRODUCT



Custom Mixing 7%
Cabinet Components 19%
Vinyl Profiles & Spacers 47%
Screens & Accessories 27%



Commercial Access Solutions 12%
Seals and Extrusions 16%
Window and Door Hardware 72%



Commercial Access Solutions 5%
Seals and Extrusions 7%
Custom Mixing 4%
Window and Door Hardware 31%
Cabinet Components 11%
Screens & Accessories 15%
Vinyl Profiles & Spacers 27%

Complementary product portfolio and customer base with significant cross-selling opportunity

GEOGRAPHY



Europe 22%
North America 78%



RoW 4%
Other EMEA 15%
UK & Ireland 15%
North America 66%



RoW 2%
EMEA(1) 25%
North America 73%

Expands franchise in North America and introduces new international footprint to couple with Quanex's existing UK and German presence

Source: Company and Tyman filings.
Notes: Product and geography mix based on Quanex LTM October 31, 2023 and Tyman LTM December 31, 2023 revenue. Assumes GBP:USD exchange rate of 1.2439 for 2023.
(1) EMEA includes Europe, UK & Ireland and Other EMEA segments.

10 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

3 ESTABLISHES SIGNIFICANT GLOBAL MANUFACTURING FOOTPRINT WITH DIFFERENTIATED CAPABILITIES

NORTH AMERICA



EUROPE



Quanex

- ★ Headquarters
- ● Screens & Other Fenestration Components
- ◆ Vinyl Profiles
- ⬟ Cabinet Components
- ■ Insulating Glass Spacers/ Custom Mixing

Tyman

- ★ Headquarters
- ● Warehouse site
- ▲ Manufacturing site

Source: Annual reports and latest company information.
Notes: Maps do not show Tyman's distribution facilities in Latin America (1), Central Europe and Middle East (2) and Asia Pacific (4). Quanex sites based on March 2024 Investor Presentation. Tyman sites based on 2023 financial reporting accounting for shutdown of Hamburg facility and consolidation of UK commercial access facilities.

11 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

4 SIGNIFICANT SYNERGY POTENTIAL DRIVING ENHANCED MARGIN AND CASH FLOW PROFILE

~$30 MILLION RUN-RATE COST SYNERGIES


~30%
~30%
~40%
~$30M
CORPORATE
PROCUREMENT
COMMERCIAL
Total

CORPORATE

- Generated from de-duplication and rationalization of public company costs and of executive leadership

PROCUREMENT

- Derived from scale economies and consolidation of overlapping spend categories

COMMERCIAL

- Product of consolidation and de-duplication of overlapping functions and activities

SYNERGY TIMING

- Full run-rate ~$30M cost synergies achieved within two years after transaction close

Year 1	~50%
Year 2	100%

COSTS TO ACHIEVE SYNERGIES

- ~$35M one-time costs to achieve synergies

REVENUE SYNERGIES

- Additional revenue synergies expected through cross-selling

Notes: Based on Quanex directors' review and analysis of potential cost synergies on factors deemed influenceable by Quanex. See the paragraph entitled "Quantified Financial Benefits Statement" on page 22 of this presentation.

12 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

5 FULLY ALIGNED WITH BIGGER STRATEGIC ROADMAP FOR GROWTH AND VALUE CREATION

	Key elements of the strategy	Tyman contribution
Bold	▪ Acquisition-driven growth in key areas	▪ Enhances product offering and helps capture additional market opportunities ▪ Moves Quanex toward its $2B revenue objective ✓
Innovative	▪ Drive innovation across business	▪ Expand new product development capabilities and market insight ▪ Greater customer reach and key outsourcing partner ✓
Growth-focused	▪ Maximize growth potential in existing markets incorporating technology across the platform	▪ Bolster global growth potential and strength of franchise ▪ Stronger ability to deliver above market growth ✓
Globally-oriented	▪ Expand global manufacturing footprint	▪ Enhances manufacturing footprint in US, UK and Germany and expands into Southern Europe, Asia Pacific and Latin America ✓
Engaged	▪ Maximize positive impact for all stakeholders	▪ Strong mutual commitment to a sustainability framework, while helping customers drive the business model through efficient operations ✓
Responsive	▪ Respond quickly to opportunities and new technologies	▪ Ability to further streamline and transform operations ▪ More efficient manufacturing footprint and more flexible operations ✓

13 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

6 STRONG BALANCE SHEET AND OPERATING PLATFORM WELL-POSITIONED FOR DELEVERAGING AND FUTURE GROWTH

STRONG LIQUIDITY

- Ample pro forma liquidity of ~$655M :
  - ~$180M of cash and cash equivalents
  - $225M of Revolver capacity
  - $250M of TLA capacity
- Additional liquidity from further portfolio optimization possible

CONSERVATIVE LEVERAGE

- Conservative leverage levels
  - Net leverage of ~2.1x[1] pro forma
  - Expected net leverage of ~1.5x in medium term

HIGH FREE CASH FLOW

- Enlarged business expected to deliver attractive free cash flow generation to drive consistent deleveraging
- Committed to returning capital to shareholders

$750M of new funded debt at close to consummate the transaction

RAPID DELEVERAGING EXPECTED


Net debt / LTM Adj. EBITDA(1)
~2.1x
~1.5x
Pro Forma
Expected in Medium Term

Quanex's balance sheet and liquidity remain strong, enabling continued investment in organic growth opportunities with the aim to deliver superior returns for investors

Notes:
(1) Net leverage based on expected net debt and Enlarged Group Adjusted EBITDA at October 31, 2024 after taking into account the full impact of run-rate cost synergies. Assumes GBP:USD exchange rate of 1.2373 as of April 19, 2024.

14 © 2024 Quanex | QUANEX.COM

A Part of Something Bigger℠

MANAGING OUR INTEGRATION

WHAT WE PLAN TO DO

- Retain the best talent from each of Quanex and Tyman to ensure a “best-in-class” offering
- Continue synergy assessment to consider additional synergy benefits
- Align the performance of operations from both entities to maximize effectiveness
- Optimize the geographical footprint
- Continue to run a prudent balance sheet - financial flexibility to pursue further inorganic growth opportunities

HOW WE WILL DO IT

1. 100-day integration review
2. Development of detailed integration plan
3. Management’s proven track record of successfully integrating acquired assets, realizing synergies and driving operational change
4. Update the market as key integration milestones achieved
5. Communication of financial progress against announced cost synergies of approximately $30M

Integration to be ~50% completed within 12 months post transaction close

15 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

TRANSACTION PROCESS AND PATH TO CLOSE

PROCESS AND APPROVALS

- **Implemented via UK Scheme of Arrangement[(1)]**
- **Irrevocable undertaking from Teleios covering approximately 16.4% of issued share capital of Tyman to vote in favor of the transaction and elect for the CASA to the full amount**
- **Approvals required:**
  - **Tyman shareholder approval (majority in number of those voting holding at least 75% of the voting shares must be in favor)**
  - **Quanex stockholder approval (representing at least a majority of the shares of common stock entitled to vote thereon)**
  - **Customary regulatory approvals**
- **Current expected completion in second half of calendar year 2024**

Notes:
(1) Quanex reserves the right to switch to a takeover offer (with the consent of the UK Takeover Panel and subject to the terms of the agreements with Tyman).

16 © 2024 Quanex | QUANEX.COM

Quanex

A Part of Something Bigger℠

TRANSFORMATIONAL ACQUISITION WITH HIGHLY COMPELLING INDUSTRIAL LOGIC

1. Creation of an approximately $2 billion[(1)] global engineered components supplier with leading positions
2. Highly complementary and strategic fit across products and geographies
3. Establishes significant global manufacturing footprint with differentiated capabilities
4. Significant synergy potential driving enhanced margin and cash flow profile
5. Fully aligned with BIGGER strategic roadmap for growth and value creation
6. Strong balance sheet and operating platform well-positioned for deleveraging and future growth

Notes:
(1) Based on Quanex LTM October 31, 2023 and Tyman LTM December 31, 2023 financials. Assumes GBP:USD exchange rate of 1.2439 for 2023.

17 © 2024 Quanex | QUANEX.COM

Quanex

© 2024 Quanex | Q U A N E X . C O M © 2024 Quanex | Q U A N E X . C O M APPENDIX

19 © 2024 Quanex | Q U A N E X . C O M Notes: (1) Loss on damage to manufacturing facilities caused by weather. (2) Transaction and advisory fees. Q UA N E X G A A P/ N O N-GA A P R E C O N C I L I AT I O N (USD in thousands) Reconciliation of Adjusted EBITDA Twelve Months Ended October 31, 2023 Reconciliation Net income as reported $ 82,501 Income tax expense 14,545 Other, net 5,519 Interest expense 8,136 Depreciation and amortization 42,866 EBITDA 153,567 Cost of sales (1) 13 Selling, general and administrative (1),(2) 6,015 Adjusted EBITDA $ 159,595 (USD in thousands) Reconciliation of Adjusted EBITDA margin Twelve Months Ended October 31, 2023 Reconciliation Revenue as reported $ 1,130,586 Adjusted EBITDA 159,595 Adjusted EBITDA margin 14%

A Part of Something Bigger℠

TYMAN EBITDA RECONCILIATION

	(GBP in millions unless otherwise stated)		
Reconciliation of the Last Three Years Adjusted EBITDA	**Twelve Months Ended December 31, 2023**	**Twelve Months Ended December 31, 2022**	**Twelve Months Ended December 31, 2021**
	Reconciliation	**Reconciliation**	**Reconciliation**
Operating Profit	60	71	73
Restructuring Costs	7	6	(0)
CEO Transition Costs	1	0	0
M&A Costs	1	0	(1)
Argentina Devaluation Charge	1	0	0
Impairment	0	0	0
Amortization of Acquired Intangible Assets	14	18	18
Adjusted Operating Profit	84	95	90
Depreciation of PP&E and RoU assets	20	20	12
Amortization of computer software	3	2	1
Interest payable of lease liabilities	(3)	(3)	(1)
RoU assets depreciation	(8)	(7)	
Share-based payments - equity settled	1	1	1
Covenant EBITDA	98	107	103
Less: Share-based payments - equity settled[1]	(1)	(1)	(1)
Adjusted EBITDA	£ 97	£ 106	£ 102
Adjusted EBITDA (in USD)	*$ 120*	*$ 131*	*$ 140*
Memo (GBP:USD exchange rate):	*1.2439*	*1.2366*	*1.3758*

Notes: Reconciliation calculated based on publicly available sources (Tyman Results for the year ended 31 December 2023 published March 7, 2024 and Tyman Results for the year ended 31 December 2022 published March 2, 2023).

(1) Adjusted EBITDA burdened by share-based payment expense to align with Quanex accounting policy.

20 © 2024 Quanex | QUANEX.COM

Quanex

21 © 2024 Quanex | Q U A N E X . C O M Notes: Reconciliation calculated based on publicly available sources (Tyman Results for the year ended 31 December 2023 published March 7, 2024 and Tyman Results for the year ended 31 December 2022 published March 2, 2023). T Y M A N E B I T DA M A R G I N R E C O N C I L I AT I O N (GBP in millions unless otherwise stated) Reconciliation of the Last Three Years Adjusted EBITDA Margin Twelve Months Ended December 31, 2023 Twelve Months Ended December 31, 2022 Twelve Months Ended December 31, 2021 Reconciliation Reconciliation Reconciliation Revenue £ 658 £ 716 £ 636 Revenue (in USD) $ 818 $ 885 $ 875 Adjusted EBITDA £ 97 £ 106 £ 102 Adjusted EBITDA (in USD) $ 120 $ 131 $ 140 Adjusted EBITDA Margin 15% 15% 16%

22 © 2024 Quanex | Q U A N E X . C O M Q UA N T I F I E D F I N A N C I A L B E N E F I T S S TAT E ME N T This document contains statements of estimated cost savings and synergies (together, the “Quantified Financial Benefits Statement”) arising from the Acquisition. A copy of the Quantified Financial Benefits Statement is set out below: The Quanex Directors, having reviewed and analyzed the potential cost synergies of the Transaction, and taking into account the factors they can influence, believe that the Enlarged Group can deliver approximately $30 million of pre-tax recurring cost synergies on an annual run-rate basis, expected to be realized by the end of the second full year following completion of the Transaction. The quantified cost synergies, which are expected to originate from the cost bases of both Quanex and Tyman, are expected to be realized primarily from: • approximately 30 per cent. in corporate and listing related costs, generated from de-duplication and rationalisation of public company costs and of executive leadership; • approximately 30 per cent. in procurement savings from scale economies and consolidation of overlapping spend categories; and • approximately 40 per cent. in savings from consolidation and de-duplication of overlapping administrative and commercial functions and activities. The Quanex Directors expect approximately 50 per cent. of these cost synergies to be achieved by the end of the first 12-month period following completion of the Transaction and the full run-rate by the second anniversary of completion of the Transaction. The Quanex Directors estimate that the realization of the identified cost synergies will result in one-off costs to achieve of approximately $35 million in aggregate over the first two years post completion of the Transaction. Potential areas of dis-synergy expected to arise in connection with the Transaction have been considered and were determined by the Quanex Directors to be immaterial for the analysis. The identified cost synergies will occur as a direct result of the success of the Transaction and would not be achieved on a standalone basis. The identified cost synergies reflect both the beneficial elements and relevant costs. Bases of Belief and Principal Assumptions for the Quantified Financial Benefits Statement In preparing the Quantified Financial Benefits Statement, Tyman has provided Quanex with certain operating and financial information to facilitate a detailed analysis in support of evaluating the potential synergies available from the Transaction. Where possible, estimated benefits and costs have been calculated on a bottom-up basis. In circumstances where data has been limited for commercial, regulatory, or other reasons, Quanex management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by the Quanex management’s industry experience and knowledge of the existing businesses, together with consultation with Tyman. The synergy assumptions have been risk-adjusted. The cost bases used as the basis for the Quantified Financial Benefits Statement are Quanex last twelve months to 31 January 2024 (with adjustments made to reflect non-recurring items) and manpower costs and headcount data as of 25 March 2024, and Tyman audited financial results and headcount data for the year ending 31 December 2023 (with adjustments made to reflect non-recurring items and expected future changes in certain costs). In arriving at the Quantified Financial Benefits Statement, the Quanex Directors have assumed: • No material change to macroeconomic, political, legal, or regulatory conditions in the markets or regions in which Quanex and Tyman operate; • No material change in accounting standards; • No material change in the underlying operations of either business from the Transaction; • No material impact from divestments from either the Quanex or Tyman existing businesses; • No material change in tax legislation, tax rates, or other legislation in the UK or US that could materially impact the ability to achieve any benefits; • No material change in current foreign exchange rates; • Foreign exchange conversions based on 3 April 2024 spot rates; • The Enlarged Group will be publicly listed in the United States. In addition, the Quanex Directors have assumed that the cost synergies are substantively within Quanex’s control, albeit that certain elements are dependent in part on negotiations with third parties. Reports As required by Rule 28.1(a) of the Takeover Code, KPMG, as reporting accountants to Quanex, and UBS AG, London Branch, as sole financial advisor to Quanex, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by Quanex Building Products Corporation and Tyman plc on or about the date of this document. Notes: The Quantified Financial Benefits Statement relates to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. In addition, due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, the estimated synergies referred to may not be achieved, or may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. The Quantified Financial Benefits Statement should not be construed as a profit forecast or interpreted to mean that Quanex’s earnings in the first full year following completion of the Acquisition, or in any subsequent period, will necessarily match or be greater than or be less than those of Quanex or Tyman for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Takeover Code, the Quantified Financial Benefits Statement is the responsibility of Quanex and the Quanex Directors.